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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2006


                             TECHTEAM GLOBAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-16284                 38-2774613
-----------------------------         -----------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File No.)           Identification No.)



        27335 West 11 Mile Road
          Southfield, Michigan                                          48034
-----------------------------------------                            ----------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number including area code:   (248) 357-2866


   --------------------------------------------------------------------------
          (Former name or former address if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02           CORPORATE GOVERNANCE AND MANAGEMENT

                             On April 4, 2006, TechTeam Global, Inc. (the
                    "Company") issued a press release announcing, among other things, that David W. Morgan, the Company's Vice President - Finance & Business Development, Chief Financial Officer, and Treasurer, had been suspended by the Company on March 29, 2006. Mr. Morgan resigned as an employee and officer of the Company effective April 1, 2006. The press release also announced the Company is conducting an investigation into the potential leak of confidential information by Mr. Morgan outside the Company.

                             The Company further stated that potential
                    misconduct by the Company's Chief Financial Officer did not relate to the Company's financial statements, and therefore, the integrity of the Company's financial statements is not in question.

                             A copy of the press release is attached as Exhibit
                    99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01           OTHER EVENTS AND REGULATION FD DISCLOSURE


                             On April 4, 2006, TechTeam Global, Inc. issued a
                    press release regarding the status of negotiations of a potential settlement with Costa Brava Partnership III, L.P. See also Item 5.02.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

                    (D)   THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

EXHIBIT 99.1        TechTeam Global, Inc. Press Release dated April 4, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            TECHTEAM GLOBAL, INC.



                                            By     /s/ Michael A. Sosin
                                                 -------------------------------
                                                 Michael A. Sosin
                                                 Vice President, General Counsel
                                                 and Secretary


Date:    April 4, 2006



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                               EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------


99.1               TechTeam Global, Inc. Press Release dated April 4, 2006.



                                      E-1